                                                               EXHIBIT 10.24 (B)


                           VIMRX PHARMACEUTICALS INC.
                             2751 CENTERVILLE ROAD
                          SUITE 210, LITTLE FALLS II
                          WILMINGTON, DELAWARE 19808


                                 May 28, 1998


Mr. L. William McIntosh
202 Somerset Court
Lansdale, PA 19446


Dear Bill:


          This letter will confirm that your employment agreement dated May 19, 1997 (the "Agreement") with VIMRx Pharmaceuticals Inc. ("VIMRx") has been terminated effective February 28, 1998, in connection with the commencement of your employment, effective March 1, 1998, as President & Chief Executive Officer of VIMRx's majority-owned subsidiary, Nexell Therapeutics Inc. ("Nexell"). We are pleased that you have agreed to undertake these new responsibilities.

          The termination of your Agreement with VIMRx will be treated as a voluntary resignation of your employment by you, and pursuant to the terms of subparagraph 6(c) of the Agreement, such termination will not give rise to any severance payment. VIMRx waives its entitlement to notice as provided in subparagraph 6(a) of the Agreement.

          VIMRx also is pleased to confirm that it consents to your employment with Nexell.

          You and VIMRx hereby agree upon the following arrangements concerning the VIMRx stock options you currently own:

          1. The incentive stock options granted to you pursuant to an Incentive Stock Option Agreement dated as of May 19, 1997, will be cancelled, effective immediately;

          2. The 90,000 non-incentive stock options granted to you pursuant to a Non-Incentive Stock Option Agreement dated as of January 15, 1998, will be continued in accordance with the terms of that Non-Incentive Stock Option Agreement. The term, "subsidiary" as it appears

Mr. L. William McIntosh
May 28, 1998
Page 2

in section 5 of that Non-Incentive Stock Option Agreement shall be deemed and construed to refer to Nexell Therapeutics Inc. and any other subsidiary of VIMRx;

          3. The 203,100 non-incentive stock options granted to you pursuant to a Non-Incentive Stock Option Agreement dated as of May 19, 1997, pursuant to the VIMRx 1997 Incentive and Non-Incentive Stock Option Plan will be continued in accordance with the terms of that Non-Incentive Stock Option Agreement. The term, "subsidiary" as it appears in section 5 of that Non-Incentive Stock Option Agreement shall be deemed and construed to refer to Nexell Therapeutics Inc. and any other subsidiary of VIMRx; and

          4. Of the 34,900 non-incentive stock options granted to you pursuant to a Non-Incentive Stock Option Agreement dated as of May 19, 1997, pursuant to the VIMRx 1990 Incentive and Non-Incentive Stock Option Plan, 6,900 of such options will be continued in accordance with the terms of that Non-Incentive Stock Option Agreement, and 28,000 of such options will be cancelled, effective immediately. The term, "subsidiary" as it appears in section 5 of that Non-Incentive Stock Option Agreement shall be deemed and construed to refer to Nexell Therapeutics Inc. and any other subsidiary of VIMRx.

          Pursuant to your employment agreement with Nexell and pursuant to Nexell's 1998 Non-Incentive Stock Option Plan (the "Nexell Stock Option Plan"), you are being granted non-incentive stock options to purchase 125,000 shares of Nexell common stock. (the "Nexell Options"). You and VIMRx hereby agree that in the event the Nexell Options become exercisable for shares of VIMRx common stock in accordance with section 7(a) of the Nexell Stock Option Plan, or the corresponding provision of any amendment to the Nexell Stock Option Plan, or in accordance with Paragraph 5(b)(iv) of your employment agreement with Nexell, VIMRx shall issue to you up to 60,000 additional shares of VIMRx common stock (0.48 additional share for each of the Nexell Options that you exercise for shares of VIMRx common stock) for a purchase price equal to the par value of the VIMRx common stock. VIMRx hereby consents to the provisions of Paragraph 5(b)(iv) of your employment agreement with Nexell and agrees that, in the circumstances described in such Paragraph, your then-vested Nexell Options stock shall be exercisable for shares of VIMRx common stock as provided therein.

          Kindly indicate your agreement with the foregoing by countersigning the enclosed duplicate copy of this letter agreement and returning it to me on behalf of VIMRx.

Mr. L. William McIntosh
May 28, 1998
Page 3


          We wish you all the best in your new position, and look forward to our continued association.


                                        Sincerely,

                                        VIMRx PHARMACEUTICALS INC.



                                        By:  /s/ Richard L. Dunning
                                           -------------------------------------
                                             Richard L. Dunning
                                             President & Chief Executive Officer

ACCEPTED AND AGREED TO THIS
28th DAY OF MAY, 1998

    /s/ L. William McIntosh
-------------------------------------
      L. William McIntosh